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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  November 24, 1998


                        Commission File Number:  0-23289


================================================================================


                                HYBRID NETWORKS, INC.

             (Exact name of Registrant as specified in its Charter)


         DELAWARE                                            77-0252931
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                            6409 Guadalupe Mines Road
                           San Jose, California, 95120
                    (Address of principal executive offices)


                                (408) 323-6500
                        (Registrant's telephone number)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 24, 1998, Arthur Andersen LLP ("AA") resigned as the independent public accountants of Hybrid Networks, Inc. (the "Company"). In August 1998, the Company had engaged AA as the Company's independent public accountants to audit the financial statements of the Company as of December 31, 1997.

AA informed the Company's management and the audit committee of the Company's board of directors that, in AA's view, material weaknesses existed in the Company's internal controls of a nature that prevented AA from being able to form an opinion on the Company's conclusions as to the appropriate timing and amount of revenue recognition for the purposes of the Company's financial statements for the year ended December 31, 1997.

During the course of its work, AA had notified the Company and discussed with the audit committee AA's conclusion that (i) it needed to expand significantly the scope of its audit, which it did with the approval and cooperation of the Company, its board of directors and the audit committee, and (ii) while AA did not complete an audit of any financial statements of the Company, the 1997 financial statements included in the Company's Form 10-K filed with the Securities and Exchange Commission were materially misstated. There were no disagreements between AA and the Company on any matter of the Company's accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The Company intends to restate its financial statements pursuant to its internal review and has taken steps to engage another independent public accountant to complete the audit of its financial statements in the near future. The Company has authorized AA to respond fully to inquiries of the successor accountants concerning all matters relating to the Company and its financial statements.

ITEM 5. OTHER EVENTS

        Hybrid Networks, Inc. Issued the following press release.

NASDAQ DELISTS HYBRID NETWORKS SECURITIES

San Jose, Calif., December 1, 1998 - Hybrid Networks, Inc. (NASDAQ:
HYBRE - news) announced today that the company's securities will be delisted from the Nasdaq Stock Market effective with the close of business December 1, 1998.

Hybrid said it will re-apply for listing on Nasdaq once the company has re-audited financial statements available and has satisfied all other listing requirements. The company noted that there can be no assurance that the application will be accepted.

Hybrid Networks, Inc., based in San Jose, California, is a broadband access equipment company that designs, develops, manufactures and markets cable and wireless systems that provide high speed access to the Internet and corporate intranets for both businesses and consumers. Hybrid's customers include cable operators, broadband wireless systems operators, Internet Service Providers, resellers and other businesses.

                                      # # #

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ITEM 7. EXHIBITS.

16.1    Letter From Arthur Andersen LLP.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HYBRID NETWORKS, INC.

Dated:  December 2, 1998

                                    /s/  Carl S. Ledbetter
                                    -----------------------
                                         Carl S. Ledbetter
                                         Chairman and Chief Executive Officer